Joint Filer Information

Title of Security:	Common Stock
Issuer & Ticker Symbol:	AMERICAN REALTY CAPITAL TRUST, INC. [ARCT]
Designated Filer:	Luxor Capital Group, LP
Other Joint Filers:
Luxor Capital Partners, LP (the "Onshore Fund");
Luxor Wavefront, LP (the "Wavefront Fund");
Luxor Capital Partners Offshore Master Fund, LP (the "Offshore Master Fund");
Luxor Capital Partners Offshore, Ltd. (the "Offshore Feeder Fund");
Luxor Spectrum Offshore Master Fund, LP (the "Spectrum Offshore Master Fund");
Luxor Spectrum Offshore, Ltd. (the "Spectrum Offshore Feeder Fund");
Luxor Management, LLC ("Luxor Management");
LCG Holdings, LLC ("LCG Holdings"); and
Christian Leone

Addresses:
The address of each of the Onshore Fund, the Wavefront Fund, Luxor Management, LCG Holdings and Mr. Leone is 1114 Avenue of the Americas, 29th Floor, New York, New York 10036.

The address of each of the Offshore Master Fund, the Offshore Feeder Fund, the Spectrum Offshore Master Fund and the Spectrum Offshore Feeder Fund is c/o M&C Corporate Services Limited, P.O. Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands.

Signatures:

Dated:  January 16, 2013

LUXOR CAPITAL PARTNERS, LP
By: LCG Holdings, LLC, as General Partner

By:  /s/ Norris Nissim
                           Norris Nissim,
           General Counsel

LUXOR CAPITAL PARTNERS OFFSHORE, LTD.
By: Luxor Capital Group, LP, as investment manager

By:  /s/ Norris Nissim
Norris Nissim,
General Counsel

LUXOR SPECTRUM OFFSHORE, LTD.
By: Luxor Capital Group, LP, as investment manager

By:  /s/ Norris Nissim
Norris Nissim,
General Counsel

LUXOR WAVEFRONT, LP
By: LCG Holdings, LLC, as General Partner

By:  /s/ Norris Nissim
                           Norris Nissim,
           General Counsel

LUXOR CAPITAL PARTNERS OFFSHORE MASTER FUND, LP
By: LCG Holdings, LLC, as General Partner

By:  /s/ Norris Nissim
                     Norris Nissim,
     General Counsel

LUXOR SPECTRUM OFFSHORE MASTER FUND, LP
By: LCG Holdings, LLC, as General Partner

By:  /s/ Norris Nissim
                        Norris Nissim,
        General Counsel

LUXOR CAPITAL GROUP, LP
By: Luxor Management, LLC, as General Partner

By:  /s/ Norris Nissim
Norris Nissim,
General Counsel

LCG HOLDINGS, LLC

By:  /s/ Norris Nissim
Norris Nissim,
General Counsel

LUXOR MANAGEMENT, LLC

By:  /s/ Norris Nissim
Norris Nissim,
General Counsel

/s/ Adam Miller
Adam Miller, as Agent
For Christian Leone

POWER OF ATTORNEY

The undersigned hereby makes, constitutes and appoints each of Adam Miller and Elena Cimador as the undersigned’s true and lawful authorized representative, attorney-in-fact and agent, each with the power individually to execute for and on behalf of the undersigned and to file with and deliver to the United States Securities and Exchange Commission and any other authority or party required or entitled to receive the same: (a) any Forms 3, 4 and 5, and any amendments thereto, in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules promulgated thereunder; and (b) any Schedule 13D or Schedule 13G, and any amendments thereto, on behalf of the undersigned in accordance with Section 13 of the 1934 Act and the rules promulgated thereunder.

The undersigned also hereby grants to each such attorney-in-fact the full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16 or Section 13 or any other provision of the 1934 Act or the rules promulgated thereunder.

This Power of Attorney shall remain in full force and effect until earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of January 20, 2006.

/s/ Christian Leone
Christian Leone

ACKNOWLEDGEMENT IN NEW YORK STATE

STATE OF NEW YORK      )
                                                     :  ss.:
COUNTY OF NEW YORK  )

On January 20, 2006, before me, the undersigned personally appeared, Christian Leone, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Michael J. Sadler
    Notary Public

[Notary Stamp and Seal]